UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported:  September 12, 2006

GRYPHON GOLD CORPORATION (Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-127635 (Commission File Number)	92-0185596 (IRS Employer Identification No.)

390 UNION BLVD, SUITE 360 LAKEWOOD, CO 80228 (Address of Principal Executive Offices) (Zip Code)

(303) 988-5777
(Registrant’s Telephone Number, including Area Code)

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Appointment of Officers

On September 12, 2006, the Board of Directors, at a meeting called with proper notice and quorum present, appointed the following as officers of the Corporation. (Except as noted, officers are continuing in the offices which they previously held.)

Name	Position
Albert Matter	Chairman
Tony Ker(1)	Chief Executive Officer
Allen Gordon(2)	President, Chief Operating Officer
Steve Craig(3)	VP of Exploration
Michael Longinotti	Chief Financial Officer
Matt Bender(4)	VP Borealis Mining Development

(1)	Mr. Ker was formerly the Executive Vice President and Corporate Secretary to the Company.
(2)	Mr. Gordon was formerly the Chief Executive Officer of the Company.
(3)	Mr. Craig was not formerly an appointed officer of the Company.
(4)	Mr. Bender was formerly VP Borealis Exploration Development.

Mr.  Craig has served as Vice President of Exploration beginning in January 2006. Previous to his current position with Gryphon Gold, he was Vice President of Corporate Development of Golden Phoenix Minerals Company in Reno Nevada. He also served as the Company’s Chairman, Director and Corporate Secretary. In this capacity he had numerous corporate responsibilities, but his main focus was to develop business opportunities for the company. This was done through property evaluation and acquisition and developing new ore deposits on the properties held. Mr. Craig received his M. S. degree in Economic Geology from Colorado State University in 1980 and a B. S. degree in Geology from Western State College in 1974.

Mr.  Bender graduated Colorado School of Mines with a Bachelor of Science in Metallurgical Engineering in 1987. He worked in Nevada for the next 9 years – 3 years with precious metal operations as Senior Metallurgical Engineer (Nerco Minerals and FMC Gold) and 6 years with an industrial mineral operation as Plant Engineer and Project Engineer (Eagle-Picher Minerals). He graduated University of Nevada, Reno with a Master of Business Administration in 1993. He obtained Professional Engineer license (Metallurgical) in 1995 (NV & CO). He returned to Denver area with Kilborn/SNC-Lavalin for 4 years as Senior Metallurgical Engineer. He joined Outokumpu in May 2000 as the Principal Process Engineer. He joined Washington Group International, Inc. in November 2002 as a Director, Business Development – Mining and then as Director, Project Development – Mineral Processing. He joined Gryphon Gold Corporation in September 2005 as Vice President in charge of the Borealis Project Development. He joined SME, Colorado Section, Board of Directors in 1999. He has served in various positions and as the Chairman of the Board from 2002 to 2006 for SME

Each officer is to hold office until his or her successor shall have been duly elected and qualified.

The Company is not aware of any family relationships, by blood, marriage, or adoption, between these officers and any other director, executive officer, or other nominees. The Company knows of no transactions involving the Company during the last two years in which these officers had a direct or indirect interest.

Item 5.03 Amendments to Bylaws

On September 12, 2006, Gryphon Gold Corporation held its annual general meeting of the shareholders at the Vancouver Club, 915 West Hastings Street, Vancouver, BC, at 1:30PM. At the meeting, the shareholders approved the Company’s Amended and Restated Bylaws.

Section 1.1 which previously read: “PRINCIPLE OFFICE. The principal office of GRYPHON GOLD CORPORATION (the “Corporation”) shall be located at 32509 El Diente Court, Evergreen Colorado 80439.”

Now reads: “PRINCIPAL OFFICE. The principal office of GRYPHON GOLD CORPORATION (the “Corporation”) shall be located at 390 Union Blvd., Suite 360, Lakewood, Colorado 80228.”

Section 2.1 which previously read: “ANNUAL MEETINGS. Annual meetings of the stockholders shall be held each year on a date and time designated by the Board of Directors. In the absence of such designation , the annual meeting shall be held on the second Tuesday of April each year at 10:00 a.m. At the annual meeting, the stockholders shall elect by vote a Board of Directors and transact such other business as may properly be brought before the meeting.”

Now reads: “ANNUAL MEETINGS. Annual meetings of the stockholders shall be held each year on a date and time designated by the Board of Directors that is no later than six (6) months following the Corporation’s fiscal year end. At the annual meeting, the stockholders shall elect by vote a Board of Directors and transact such other business as may properly be brought before the meeting.”

Section 2.6 which previously read, in relevant part: “QUORUM. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Articles of Incorporation.”

Now reads: “QUORUM. The holders of one third (1/3) of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Articles of Incorporation.”

Section 8.1 which previously read: “CERTIFICATION. Every stockholder shall be entitled to have a certificate signed by the President and the Secretary of the Corporation, certifying the number of shares owned by him, her or it in the Corporation. If the Corporation shall be authorized to issue more than one (1) class of stock or more than one (1) series of any class, the designations, preferences and relative participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights, shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such stock.”

Now reads: “CERTIFICATION. Every stockholder shall be entitled to have a certificate signed by any two officers of the Corporation, certifying the number of shares owned by him, her, or it in the Corporation.”

Previous 8.2 has been renumbered section 8.3 will all subsequent section in Article VIII being renumbered accordingly.

New section 8.2 reads: “CONSIDERATION FOR SHARES. The Board of Directors may authorize shares to be issued for consideration consisting of any tangible or intangible property or benefit to the Corporation including cash, services performed or other securities of the Corporation, except that neither promissory notes nor future services constitute valid consideration. When the Corporation receives the consideration for which the Board of Directors authorized the issuance of shares, the shares issued for the consideration shall be fully paid and nonassessable.”

The complete Amended and Restated Bylaws are attached as Exhibit 3.1.

Item 7.01. Regulation FD Disclosure

Press Release of Gryphon Gold on Annual General Meeting.

Item 8.01. Other Events

Results of Annual General Meeting of Shareholders

On September 12, 2006, Gryphon Gold Corporation held its annual general meeting of shareholders at the Vancouver Club, 915 West Hastings Street, Vancouver, BC, at 1:30PM. Shareholders representing 23,244,397 shares or 56.55% of the shares authorized to vote (41,105,620) were present in person or by proxy, representing a quorum for the purposes of the annual meeting. The shareholders approved the following:

Proposal #1 - Election of Directors

The election of the Nominees to the Company's Board to serve until the Company's 2007 Annual Meeting of Shareholders or until successors are duly elected and qualified:	Voted For	Withheld

Allen S. Gordon	23,244,397	0

Albert J. Matter	23,244,397	0

Donald E. Ranta	23,244,397	0

Christopher E. Herald	23,244,397	0

Richard W. Hughes	23,244,397	0

Rohan Hazelton	23,244,397	0

Donald W. Gentry	23,244,397	0

Anthony (Tony) D.J. Ker	23,244,397	0

Proposal #2	For	Against	Abstain

To ratify the Company's Amended and Restated Bylaws	21,984,397	1,260,000	0

Proposal #3	For	Against	Abstain

To ratify the Company's 2006 Omnibus Incentive Plan	23,024,397	140,000	80,000

Proposal #4	For	Against	Abstain

To ratify the Company's 2006 audited financial statements	23,194,397	0	50,000

Proposal #5	For	Against	Abstain

To ratify the appointment of the Company's Independent Registered Public Accounting Firm for the 2007 fiscal year	23,194,397	0	50,000

Proxies were solicited under the proxy statement filed with the Securities and Exchange Commission on August 9, 2006. Each nominee for director was elected, and each proposal was approved by the Shareholders.

Item 9.01. Financial Statements and Exhibits

Exhibits	Description

3.1	Amended and Restated Bylaws of Gryphon Gold Corporation

99.1	Press Release of Gryphon Gold dated September 12, 2006

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gryphon Gold Corporation
(Registrant)

Dated: September 15, 2006	By: /s/ Anthony (Tony) D.J. Ker
Anthony (Tony) D.J. Ker Chief Executive Officer